PROSPECTUS	January 31, 2020
Concorde Wealth Management Fund
(Ticker Symbol: CONWX)

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

CONCORDE FUNDS, INC.
8383 Preston Center Plaza Drive
Suite 360
Dallas, Texas 75225
(972) 701-5400

SUMMARY SECTION

Investment Objective: The Concorde Wealth Management Fund (the “FUND”) seeks total return, from both appreciation of value and generation of current income, within the context of preservation of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the FUND:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charges (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.88%
Acquired Fund Fees and Expenses(1)	0.26%
Total Annual Fund Operating Expenses	1.94%
(1) Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the FUND incurs from investing in the shares of other mutual funds, including money market funds and exchange-traded funds.  The Total Annual Fund Operating Expenses for the FUND in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFE.

Example: This Example is intended to help you compare the cost of investing in the FUND with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the FUND for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the FUND’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$197	$609	$1,047	$2,264

Portfolio Turnover: The FUND pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when FUND shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the FUND’s

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performance. During the most recent fiscal year, the FUND’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies: Under normal conditions, the FUND invests primarily in a portfolio of (i) equity securities that the FUND believes are undervalued, (ii) debt securities that offer appropriate current returns that are commensurate with related risks and (iii) private equity, based on risk and return attributes as dictated by broad market and economic conditions. The FUND may invest in other investment companies or pooled vehicles that are consistent with these characteristics. Investing in both public and non-public securities, which collectively comprise the overall construction of the FUND’s holdings, is key to the core objective of total return, from both appreciation of value and generation of current income, within the context of preservation of capital.

The FUND normally invests approximately 40% to 60% of its total assets in equity securities and 40% to 60% in fixed income securities. Under normal circumstances, equity securities will represent at least 25% of total assets, and fixed income securities may represent as much as 75%, but not less than 25% of total assets. The FUND will evaluate the split between equity securities and fixed income securities on an ongoing basis to determine the appropriate split. The FUND may invest up to 15% of its assets in high-yield bonds that are below investment grade.

Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”), real estate investment trusts (“REITs”), royalty trusts, master limited partnerships (“MLPs”) and exchange traded funds (“ETFs”). The FUND may invest in emerging market securities. The FUND may also invest in private placements in these types of securities. The FUND may invest in securities issued by companies of any market capitalization, including small- and mid-capitalization companies.  The FUND may invest up to 100% of its portfolio in the securities of these companies.

In equity securities, the FUND focuses on identifying the fundamental intrinsic value of a company taken as a whole, and buying securities that are below that intrinsic value and selling when approaching or above the intrinsic value. The FUND acts to ensure that its investments in private equity fit within the context of capital preservation by applying the same intrinsic value approach to both private and public companies. The intrinsic value approach focuses on fundamental business factors such as a company’s earning power, cash flow, balance sheet, franchise or brand value, proprietary market position assets, including intellectual property, and competitive advantages which drive the long-term performance of the company. As a result, the FUND’s private equity investments could be opportunistic, in the sense of being underpriced in comparison to its intrinsic or potential upside value, or defensive, in the sense of offering favorable characteristics to current market or economic conditions (for example, inflation).

In debt and fixed income securities, the FUND may invest in investment grade and non-investment grade debt securities, including non-investment grade securities (commonly called “junk bonds”), or unrated debt securities determined by Concorde Financial Corporation (the “Advisor”) to be of comparable quality. The FUND focuses on debt and bond securities that offer appropriate current returns that are commensurate with related interest rate and default risks. The FUND may also invest in private placements in these types of securities. The FUND invests in debt securities that have a maturity that is between 1 and 15 years. Under normal circumstances, the FUND’s portfolio will have

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an average dollar weighted maturity between 3 and 15 years and an average duration of 2 to 5 years. Duration is a measurement of price sensitivity to interest rate changes.

The FUND will invest opportunistically in either equity or debt securities, and may be wholly invested in either equity or debt securities as determined by the Advisor.

The type of private equity investments in which the FUND invests includes private investments in public companies, investments in private companies in need of capital, and investments in private equity companies whose principal business is to invest in, lend capital to or provide services to privately held companies.

The Advisor may sell a security or reduce its position if it has reached its target price, its present reward to risk ratio is unattractive, it is overvalued, or the security subsequently fails to meet initial investment criteria.

Principal Risks: As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the FUND.  An investment in the FUND is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment.

American Depositary Receipts and Global Depository Receipts Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs, and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but they are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Counterparty Risk. When the FUND enters into an investment contract, such as a derivative or a repurchase agreement, the FUND is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the FUND. Contractual provisions and applicable law may prevent or delay the FUND from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent

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of the FUND. If the credit rating of a derivatives counterparty declines, the FUND may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the FUND would be subject to any increased credit risk associated with those transactions.

Credit Risk. In connection with the FUND’s investments in fixed income securities, the value of the FUND may change in response to the credit ratings of the FUND’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase a security’s credit rating declines. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the FUND may invest.  The value of your investment in the FUND may change in response to changes in the credit ratings of the FUND’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the FUND to sell its holdings at a time when the FUND’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities.  Debt securities are also subject to prepayment risk when interest rates decrease. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the FUND may have to replace the security by investing the proceeds in a less attractive security.

Emerging Markets Risk.   The FUND may invest in emerging markets, which may carry more risk than investing in developed foreign markets.  Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk.  Equities, such as common stocks, or other equity related investments are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the FUND’s portfolio may not meet the financial expectations of the FUND or other market participants. The FUND’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.

Exchange Traded Fund Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the FUND can generate brokerage expenses.  Shareholders of the FUND will indirectly be subject to the fees and expenses of the individual ETFs in which the FUND invests, in addition to the FUND’s own fees and expenses.

Foreign Securities Risk. The FUND may invest in foreign securities and, if so, it will be subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments; accounting standards or governmental supervision that are not consistent with that to

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which U.S. companies are subject; limited information about foreign companies; less liquidity in foreign markets; and less protection.

High Yield Risk. The FUND’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by the Advisor to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk.  Shareholders of the FUND will indirectly be subject to the fees and expenses of the other investment companies in which the FUND invests and these fees and expenses are in addition to the fees and expenses that FUND shareholders directly bear in connection with the FUND’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

Liquidity Risk.  Certain securities held by the FUND may be difficult (or impossible) to sell at the time and at the price the FUND would like. As a result, the FUND may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the FUND may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Master Limited Partnership Risk. Securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP fluctuates based predominately on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, the FUND’s after-tax return from its MLP investment would be materially reduced.

Private Equity Risk. The sale or transfer of private equity investments may be limited or prohibited by contract or law. Private equity securities are generally fair valued as they are not traded frequently. The FUND may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the FUND to be less liquid.

Private Placement Risk.  The FUND may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the FUND. Privately issued securities and

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other restricted securities will have the effect of increasing the level of FUND illiquidity to the extent that the FUND finds it difficult to sell these securities when the Advisor believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the net asset value of the FUND.

Real Estate Investment Trust and Real Estate Risk.  The value of the FUND’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Royalty Trust Risk. Royalty trusts are subject to cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts. Furthermore, royalty trusts do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including operating performance and financial condition of the royalty trust and general economic conditions.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market downturns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

Style Risk.  The Advisor generally follows an investing style that favors value investments.   The value investing style may, over time, go in and out of favor.  At times when the value investing style is out of favor, the FUND may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in FUND returns.

The FUND is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FUND.

Performance: The following bar chart and performance table provide some indication of the risks of investing in the FUND by showing changes in the FUND’s performance from year to year and by showing how the FUND’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, as well as additional indices whose compositions are comparable to the FUND’s holdings. For additional information on the indices, please see “Index Descriptions” in this Prospectus. The FUND’s past performance (before and after taxes) is not necessarily an indication of how the FUND will perform in the future.

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Pursuant to a Plan of Acquisition and Liquidation between the FUND and the Concorde Value Fund (the “Predecessor Fund”), the FUND acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the FUND after the close of business on July 22, 2016 (the “Reorganization”). As a result of the Reorganization, the FUND is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects, for the period prior to the Reorganization, the performance of the Predecessor Fund, and has not been restated to reflect any differences in the expenses of the Predecessor Fund. Historical performance of the FUND may have been different if its current investment objective and principal investment strategies had been in place prior to the Reorganization. The returns of the Predecessor Fund should not be considered predictive or representative of results the FUND may experience under its current investment objective and, principal investment strategies.

Calendar Year Total Returns as of 12/31
During the 10-year period shown on the bar chart, the FUND’s highest total return for a quarter was 11.87% (quarter ended September 30, 2010) and the lowest total return for a quarter was -17.87% (quarter ended September 30, 2011).

Average Annual Total Returns (for the period ended December 31, 2019)	Past 1 Year	Past 5 Years	Past 10 Years
CONCORDE WEALTH MANAGEMENT FUND
Return Before Taxes	16.84%	4.12%	7.05%
Return After Taxes on Distributions	16.18%	3.34%	6.43%
Return After Taxes on Distributions and Sale of Fund Shares	10.32%	3.09%	5.62%
RUSSELL 1000 VALUE INDEX (reflects no deduction for fees, expenses or taxes)	26.54%	8.29%	11.80%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
CONCORDE WEALTH MANAGEMENT BLENDED INDEX (reflects no deduction for fees, expenses or taxes)	15.43%	5.27%	7.11%

The after-tax returns are calculated using the historical highest individual federal stated income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an

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investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their FUND shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The FUND’s returns after taxes on distributions and sale of fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of FUND shares.

The Concorde Wealth Management Blended Index consists of 45% equities represented by the Russell 1000® Value Index, 45% bonds represented by the Bloomberg Barclays Intermediate Aggregate Bond Index, 5% short-term investments represented by the BofA Merrill Lynch 1-3 US Year Treasury Index, and 5% commodities represented by the Bloomberg Barclays U.S. Treasury Inflation Protection Securities (TIPS) Index. For additional information on the indices, please see “Index Descriptions” in this Prospectus.

Management:

Investment Advisor: Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the FUND.

Portfolio Managers: The FUND’s investment decisions are made by the following portfolio managers:

Portfolio Managers	Position with the Advisor	Length of Service to the FUND

Gary B. Wood, Ph.D.	President	Since 2016

John A. Stetter	Secretary	Since 2016

Gregory B. Wood	Treasurer	Since 2016

Purchase and Sale of Fund Shares: You may purchase or redeem FUND shares on any business day by written request via mail (Concorde Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1‑800‑294‑1699, or through a financial intermediary. Transactions will only occur on days the New York Stock Exchange (the “NYSE”) is open.  Investors who wish to purchase or redeem FUND shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of FUND shares.  The minimum initial investment amount for all new accounts is $500. The subsequent investment amount for existing accounts is $100 for shares purchased by mail and $500 for shares purchased by wire.

Tax Information: The FUND’s distributions will be taxable to you, regardless of whether they are paid in cash or reinvested in FUND shares, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the FUND through a broker-dealer or other financial intermediary (such as a bank), the FUND and its

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related companies may pay the financial intermediary for the sale of FUND shares and related services. If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the FUND over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES, RELATED RISKS AND DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objective

The FUND seeks total return, from both appreciation of value and generation of current income, within the context of preservation of capital. The FUND’s investment objective is non-fundamental and may be changed by a vote of the Board of Directors (the “Board”) without shareholder approval upon a 60-day prior written notice to shareholders.

Principal Investment Strategies

Total Return Objective: The total return objective of the FUND is to generate an overall valuation increase, due to appreciation, plus current income. Typically, growth from appreciation is less uniform over short time periods and therefore is associated with longer time horizons and dominated by equity-type securities. The publicly traded appreciation components can be stocks of either domestic companies (consisting of primarily US-domiciled companies) or international companies (consisting of primarily internationally-domiciled companies). Although a company might do business globally, the domicile reflects governance style, currency of the security, and predominance of the business interests. In addition, the FUND may use option strategies to generate income, provide hedges for certain positions, and in tax planning. The non-public private equity components, which typically will be a smaller asset allocation than to publicly traded stocks and debt instruments, can be common stock, preferred stock, convertible indebtedness, limited partnership interests, limited liability company members’ interests or other entities that are not traded on public exchanges and offer the potential of higher total returns than are typically available in the public markets. The concept of current income generation is precisely as the term suggests and is dominated by current yields, primarily from dividends, cash distributions or coupon interest from debt securities, public or private, and can also provide stability against volatility in market price fluctuations of the more appreciation oriented equity-type securities.

The FUND normally invests approximately 40% to 60% of its total assets in equity securities and 40% to 60% in fixed income securities. Under normal circumstances, equity securities will represent at least 25% of total assets, and fixed income securities may represent as much as 75%, but not less than 25% of total assets. The FUND will evaluate the split between equity securities and fixed income securities on an ongoing basis to determine the appropriate split. The FUND may invest up to 15% of its assets in high-yield bonds that are below investment grade.

When choosing publicly traded stock investments, the FUND utilizes a fundamental based or value investment analysis approach to achieve both growth and capital preservation. Fundamental base investing focuses on identifying differences between the market’s perception and price of a company’s stock and the intrinsic value that a knowledgeable investor would place on the entire company as an ongoing enterprise. Intrinsic value typically takes into consideration fundamental business factors such as a company’s earning power, cash flow, balance sheet, franchise or brand value, proprietary market position assets, including intellectual property, and competitive advantages which drive the long-term performance of the company and is assessed by analyzing the worth of such factors. The market’s perception can cause an undervaluation or overvaluation of a company relative to its true intrinsic value when the appropriate value for the entire enterprise is not well understood or when an entire market sector falls into disfavor without regard for the merits of an individual company. The

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characteristics of the FUND’s practical application of the value and fundamental based investment philosophy results in portfolios that are spread over the spectrum of industries and capitalization (size), with a typical holding period of 2 to 4 years (low turnover). The FUND’s approach in equities, public or private, focuses on identifying the fundamental intrinsic value of a company taken as a whole, and buying stocks that are below that intrinsic value and selling stocks when approaching or above that intrinsic value. When followed with discipline, the approach is expected to generate superior long term returns with less variability. Individual stock equities may be oriented either to large-cap dividend-generating companies or companies that do not necessarily generate dividends, but can be of any capitalization size.

When choosing publicly traded debt and bond investments, the FUND invests in both domestic and foreign securities as well as corporate debt securities of high quality companies. In the case of corporate debt, a similar process to evaluating the condition of the company as employed in equity security assessment is utilized along with more typical debt analysis such as debt service coverage issues and overall debt to capitalization. The income generating securities are principally made up of US dollar denominated debt instruments, preferred stocks (domestic or international) or other investment companies. The FUND’s investments in fixed income securities include an unconstrained approach with regard to maturities, issuer type, domicile, and investment grades, and may include high yield bonds (also known as “junk bonds”), which are rated below investment grade. The FUND invests in debt securities that have a maturity that is between 1 and 15 years. Under normal circumstances, the FUND’s portfolio will have an average dollar weighted maturity between 3 and 15 years and an average duration of 2 to 5 years. Duration is a measurement of price sensitivity to interest rate changes. The FUND may investment in mortgage-backed securities.

When choosing private non-publicly traded equity investments, whether opportunistic or defensive, the FUND utilizes an approach that is similar to that employed for public stocks and focuses on intrinsic value which takes into consideration fundamental business factors such as a company’s earning power, franchise or brand value, proprietary market position, assets, management teams and competitive advantages which drive the long-term performance of the company and which are assessed by analyzing the worth of such factors. The type of private equity investments in which the FUND invests includes private investments in public companies, investments in private companies in need of capital, and investments in private equity companies whose principal business is to invest in, lend capital to or provide services to privately held companies. The portion of assets allocated to the private equity portion of the portfolios can be spread over the spectrum of industries and capitalization, with a typical holding period of three to seven years. The FUND’s approach focuses on identifying the fundamental intrinsic value of a company and the potential for growth as well as the risk mitigation necessary in private transactions. The objective in private equity type allocations is to invest in opportunities that have higher potential returns and lower volatility than are available in publicly-traded securities. The form of the investment – equity or debt – is a secondary consideration to the total return opportunity. The FUND’s private equity investments could be opportunistic, in the sense of being underpriced in comparison to their intrinsic or potential upside value, or defensive, in the sense of offering favorable characteristics to current market or economic conditions (for example, inflation).

The FUND will invest opportunistically in either equity or debt securities, and may be wholly invested in either equity or debt securities as determined by the Advisor.

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The FUND evaluates investment opportunities across asset classes as dictated by broad market and economic conditions.

Non-Principal Investment Strategies

To generate additional income, hedge against a possible loss in the value of securities it holds, or to find entry points at more attractive prices on individual equities, the FUND may write options, both calls and puts. (The writer of a call option receives a premium that may partially or completely offset the decline in value of the security subject to the call option. The writer of a put option receives a premium but has the risk of the stock being assigned to them in a declining market.) To hedge against a possible decline in the value of its portfolio caused by a general decline in the stock market, the FUND may purchase stock index put options (stock index put options increase in value when the index declines).

Portfolio Turnover

The FUND does not engage in trading for short-term profits, but when the circumstances warrant, the FUND may sell securities without regard to the length of time held. The FUND will typically hold an equity security until either the security price reaches at least the Advisor’s target valuation level or the FUND determines that the security’s price is unlikely to reach that level. The FUND may hold stocks for several years or longer. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when FUND shares are held in a taxable account.

Temporary Defensive Positions

In addition to investments made specifically for opportunistic reasons, as discussed above, the FUND may, in response to adverse market, economic or other conditions, take temporary defensive positions that are inconsistent with the FUND’s principal investment strategies. This means the FUND will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The FUND may not be able to achieve its investment objective of long-term growth of capital to the extent it invests in money market instruments since those securities earn interest but do not appreciate in value. Under normal market conditions, the FUND may hold some cash and money market positions to pay FUND expenses, satisfy redemption requests, or take advantage of investment opportunities.

Principal Investment Risks

The FUND is subject to the following principal risks:

American Depositary Receipts and Global Depository Receipts Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored

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ADRs, and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Convertible Securities Risk. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Counterparty Risk. When the FUND enters into an investment contract, such as a derivative or a repurchase agreement, the FUND is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the FUND. Contractual provisions and applicable law may prevent or delay the FUND from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the FUND. If the credit rating of a derivatives counterparty declines, the FUND may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the FUND would be subject to any increased credit risk associated with those transactions.

Credit Risk. In connection with the FUND’s investments in fixed income securities, the value of the FUND may change in response to the credit ratings of the FUND’s portfolio securities. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security’s credit rating declines. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

Debt/Fixed Income Securities Risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the FUND may invest. The value of your investment in the FUND may change in response to changes in the credit ratings of the FUND’s portfolio of debt securities. Interest rates in the United States are at, or near, historic lows, which may increase the FUND’s exposure to risks associated with rising interest rates. Moreover, rising interest rates or lack of market participants may lead to decreased liquidity in the bond and loan markets, making it more difficult for the FUND to sell its holdings at a time when the FUND’s manager might wish to sell. Lower rated securities (“junk bonds”) are generally subject to greater risk of loss of your money than higher rated securities. Debt securities are also subject to prepayment risk when interest rates decrease. Prepayment risk is the risk that the borrower will prepay some or all of the principal owed to the issuer. If prepayment occurs, the FUND may have to replace the security by investing the proceeds in a less attractive security. Many debt securities utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR has come under pressure following manipulation allegations. If LIBOR in its current form does not survive or if an alternative index is chosen, the market value and/or liquidity of securities with distributions or interest rates based on LIBOR could be adversely affected.

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Emerging Markets Risk. The FUND may invest in emerging markets, which may carry more risk than investing in developed foreign markets. Risks associated with investing in emerging markets include limited information about companies in these countries, greater political and economic uncertainties compared to developed foreign markets, underdeveloped securities markets and legal systems, potentially high inflation rates, and the influence of foreign governments over the private sector.

Equity and General Market Risk. Equities, such as common stocks, or other equity related investments are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the FUND’s portfolio may not increase their earnings at the rate anticipated. The FUND’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s vote to leave the European Union, the trade dispute between the United States and China, the risk of trade disputes with other countries, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the financial markets.

Exchange Traded Fund Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the FUND can generate brokerage expenses. Shareholders of the FUND will indirectly be subject to the fees and expenses of the individual ETFs in which the FUND invests, in addition to the FUND’s own fees and expenses.

ETFs are also subject to the following risks: (1) an ETF’s shares may trade at a market price that is above or below their NAV (as discussed more fully below); (2) an active trading market for an ETF’s shares may not develop or be maintained (as discussed more fully below); (3) the ETF may employ an investment strategy that utilizes high leverage ratios; or (4) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (as discussed more fully below).

The market prices of shares of ETFs fluctuate in response to changes in NAV and supply and demand for such shares and include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of an ETF may trade at a discount to NAV. In particular, the following circumstances may impact the market price of the shares of ETFs: (1) in times of market stress, market makers may step away from their role market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of the shares and an ETF’s NAV; (2) to the extent authorized participants (“APs”) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and an ETF’s NAV; (3) the market price for the shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV, which is reflected in the bid and ask price for shares or in the closing price; (4) when all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and

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the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the shares and an ETF’s NAV; and (5) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio.

An active trading market for the shares of ETFs may not be developed or maintained. Trading in shares of ETFS on the stock exchange where they are listed for trading (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the shares.

Foreign Securities Risk. The FUND may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, currency, social and economic developments, accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject, limited information about foreign companies, less liquidity in foreign markets and less protection. In addition, policy and legislative changes in foreign countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), may contribute to decreased liquidity and increased volatility in the financial markets.

High Yield Risk. The FUND’s investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by the Advisor to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal.

Investments in Other Investment Companies Risk. Shareholders of the FUND will indirectly be subject to the fees and expenses of the other investment companies in which the FUND invests and these fees and expenses are in addition to the fees and expenses that FUND shareholders directly bear in connection with the FUND’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in other investment companies.

Liquidity Risk. Certain securities held by the FUND may be difficult (or impossible) to sell at the time and at the price the FUND would like. As a result, the FUND may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that the FUND may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Master Limited Partnership Risk. Securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP fluctuates based predominately on its financial performance, as well as changes in overall market conditions. Investments in MLPs involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; risks related to potential conflicts of interest between the MLP and the MLP’s general partner; cash flow risks; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. In addition,

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MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The securities of certain MLPs may trade in lower volumes due to their smaller capitalizations and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. In addition, if the tax treatment of an MLP changes, the FUND’s after-tax return from its MLP investment would be materially reduced.

Private Equity Risk. The sale or transfer of private equity investments may be limited or prohibited by contract or law. Private equity securities are generally fair valued as they are not traded frequently. The FUND may be required to hold such positions for several years, if not longer, regardless of valuation, which may cause the FUND to be less liquid.

Private Placement Risk. The FUND may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the FUND. Privately issued securities and other restricted securities will have the effect of increasing the level of FUND illiquidity to the extent that the FUND finds it difficult to sell these securities when the Advisor believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the net asset value of the FUND.

Real Estate Investment Trust and Real Estate Risk. The value of the FUND’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Royalty Trust Risk. Royalty trusts are subject to cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts. Furthermore, royalty trusts do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Security Selection Risk. The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Smaller and Medium Capitalization Company Risk. Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies. Additionally the price of smaller companies may decline more in response to selling pressures.

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Style Risk. The Advisor generally follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the FUND may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in FUND returns.

The FUND is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the FUND.

Non-Principal Investment Risks

The FUND is subject to the following non-principal risks:

Derivatives Risk.  The risks of investments in options and futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to FUND assets, customer data (including private shareholder information), or proprietary information, or cause the FUND, the investment adviser and/or its service providers (including, but not limited to, FUND accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Redemption Risk. The FUND may experience periods of heavy redemptions that could cause the FUND to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the FUND has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the FUND could hurt performance and/or cause the remaining shareholders in the FUND to lose money. If the FUND is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Disclosure of Portfolio Holdings

A description of the FUND’s policies and procedures with respect to the disclosure of the FUND’s portfolio securities is available in the FUND’s Statement of Additional Information (“SAI”).

MANAGEMENT

Concorde Financial Corporation, which does business under the name Concorde Investment Management, is the investment advisor to the FUND. The Advisor was founded in 1981 as an independent registered investment advisory firm to provide investment advisory services to individuals, pension and profit sharing plans, trusts, estates and corporations or other business entities. As of

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December 31, 2019, the Advisor had approximately $164 million in assets under management, including both discretionary and non-discretionary accounts. The Advisor’s address is:

8383 Preston Center Plaza Drive
Suite 360
Dallas, Texas 75225

As the investment advisor to the FUND, the Advisor manages the investment portfolio of the FUND. The Advisor makes the decisions as to which securities to buy and which securities to sell.

The Advisor receives an advisory fee from the FUND at an annual rate of 0.80% of the Fund’s average daily net assets. In addition to the advisory fee, the FUND incurs other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary fund expenses.  (Acquired Fund Fees and Expenses are indirect fees that the FUND incurs from investing in the shares of other investment companies).

During the last fiscal year, the FUND paid the Advisor an annual investment advisory fee equal to 0.80% of the average daily net assets of the funds.

A discussion of the basis for the Board’s approval of the FUND’s advisory agreement is available in the FUND’s Annual Report to Shareholders for the period ended September 30, 2019.

The portfolio management team for the FUND currently is comprised of Gary B. Wood, Ph.D., John A. Stetter, and Gregory B. Wood, each of whom have served as co-portfolio managers of the FUND since its inception in 2016. Dr. Wood has been President of the Advisor since its inception in 1981. Dr. Wood also controls the Advisor. Mr. Stetter has been a portfolio manager with the Advisor since 1994. Mr. Wood has been Treasurer of the Advisor since 2014. Prior to joining the Advisor in 2014, Mr. Wood worked as a commercial banking underwriter at J.P. Morgan from 2010 to 2014. As co‑managers, Dr. Wood, Mr. Stetter and Mr. Wood have equal authority to manage the FUND’s portfolio. The FUND’s SAI provides additional information about the compensation of the portfolio managers, other accounts managed by them and their ownership of shares of the FUND.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the FUND and at which shareholders redeem shares of the FUND is called its net asset value (“NAV”). The FUND normally calculates its NAV as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NYSE is closed on holidays and weekends. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The FUND calculates its NAV based on the market prices of the securities (other than money market instruments) it holds. The FUND’s securities with remaining maturities of 60 days or less are valued by an independent pricing service that uses a matrix pricing method or other analytical models. Amortized cost is not used if the issuer experiences credit or other impairments, in which case such securities are fair valued under the supervision of the FUND’s Board.

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If market quotations are not available, the FUND will value securities at their fair value by and under the supervision of the Board. Mutual funds are generally priced at the ending NAV provided by the service agent, while ETFs are valued at the last reported sales price.

The trading hours for most foreign securities end prior to the close of the NYSE, generally the time the FUND’s NAV is calculated. Securities listed on a foreign exchange for which market quotations are readily available are valued at the latest closing price, unless events materially affecting the value of foreign securities occur. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the FUND may value foreign securities at fair value, taking into account such events, when it calculates its NAV.

The fair value of a security is the amount which the FUND might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the FUND may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Because some foreign markets are open on days when the FUND does not price its shares, the value of the FUND’s holdings (and correspondingly, the FUND’s NAV) could change at a time when you are not able to buy or sell FUND shares. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. Further, there can be no assurance that the FUND could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the FUND determines its NAV per share.

The FUND will process purchase and redemption orders that it receives prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. It will process purchase and redemption orders that it receives after the close of regular trading at the NAV determined at the close of regular trading on the next day the NYSE is open.

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PURCHASING SHARES

How to Purchase Shares from the FUND

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	New accounts

•	All accounts $500

b.	Existing accounts

•	Purchases by mail and Automatic Investment Plan (“AIP”) $100

•	Purchases by wire and electronic funds transfer $500

3.
Complete the New Account Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Invest by Mail form attached to your most recent confirmation statement received from U.S. Bank Global Fund Services (the “Transfer Agent”). If you do not have the Invest by Mail form, include the FUND name, your name, address, and account number on a separate piece of paper along with your check. (The FUND has additional New Account Applications and Invest by Mail forms if you need them.) If you have any questions, please call 1-972-701-5400 or 1-800-294-1699.

4.
Make your check payable to “Concorde Funds, Inc.” All checks must be in U.S. dollars drawn on a domestic financial institution. The FUND does not accept payment in cash or money orders. Also, to prevent check fraud, the FUND does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The FUND is unable to accept post-dated checks or any conditional order or payment. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the FUND, for any payment that is returned. It is the policy of the FUND not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The FUND reserves the right to reject any application.

5.	Send the application and check to:
BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bank Global Fund Services
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

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Please do not send letters by overnight delivery service or express mail to the Post Office Box address.

The FUND does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the FUND. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

BY TELEPHONE

Telephone Purchase Option: Investors may purchase additional shares by calling 1‑800‑294‑1699. If elected on your account application, and if your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) system. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the NAV calculated on the day of your purchase order. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

BY WIRE

Initial Investment — By wire: If you are making an initial investment in the FUND, before you wire funds, please contact the Transfer Agent at 1-800-294-1699 to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at 1-800-294-1699.

For Subsequent Investments — By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below.

Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-294-1699 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. It is essential that your bank include complete information about your account in all wire instructions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the FUND.

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You should wire funds to:
U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Concorde Wealth Management Fund)
(shareholder name)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing. The FUND and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Once you open your account, you may make subsequent investments into the FUND through an AIP. If you use an AIP, the investment minimum amount is $100. You can have money automatically transferred from your checking or savings account on a monthly basis. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. The FUND is unable to debit mutual fund or pass through accounts. The FUND may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 7 business days after the Transfer Agent has received your request. You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date. If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account. Please contact the Transfer Agent at 1-800-294-1699 for more information about the FUND’s AIP.

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the FUND’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-294-1699 if you need additional assistance when completing your application. Also note that FUND shares are not available for purchase by foreign (non-U.S.) investors.

If the FUND does not have a reasonable basis for determining your identity, your account will be rejected or you will not be allowed to perform a transaction on the account until the necessary information to confirm your identity is received. The FUND may also reserve the right to close the account within five business days if clarifying information/documentation is not received. Any delay in processing your order will affect the purchase price you receive for your shares. The Advisor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing. If at any time the Advisor or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Advisor or the Transfer Agent

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may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the FUND. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the FUND or the Advisor. Some broker-dealers may purchase and redeem shares on a three-day settlement basis (i.e., payment occurs three business days after the purchase or redemption).

The FUND may enter into agreements with broker-dealers, financial intermediaries or other service providers (“Servicing Agents”) that may include the FUND as an investment alternative in the programs they offer or administer. Servicing Agents may:

•
Become shareholders of record of the FUND. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the FUND’s minimum purchase requirements.

•
Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the FUND. These procedures, restrictions and any charges imposed by the Servicing Agents will not apply when investors purchase shares directly from the FUND.

•
Charge fees to their customers for the services they provide them. In addition, the FUND and/or the Advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to accept purchase orders on behalf of the FUND (and designate other Servicing Agents to accept purchase orders on behalf of the FUND). This means that the FUND will process the purchase order at the NAV which is determined following the Servicing Agent’s acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the FUND through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the FUND on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the FUND within the period specified in its agreement with the FUND, the Servicing Agent may be held liable for any resulting fees or losses.

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Other Information about Purchasing Shares of the FUND

The FUND may reject any request to purchase shares of the FUND for any reason.

Shares of the FUND may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of FUND shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

The FUND will not issue certificates evidencing shares purchased. Instead, the FUND will send investors a written confirmation for all purchases of shares.

The FUND offers the following retirement plans:

•	Traditional IRA

•	Roth IRA

•	SEP-IRA

Investors can obtain further information about the retirement plans by calling the FUND at 1-972-701-5400. The FUND recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Householding

In an effort to decrease costs, the FUND intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Transfer Agent toll-free at 1-800-294-1699 to request individual copies of these documents. Once the FUND receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

•	the name of the FUND;

•	account number(s);

•	the amount of money or number of shares being redeemed;

•	the name(s) on the account;

•	daytime phone number; and

•	additional information that the FUND may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative

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capacity. Please contact the Transfer Agent, in advance, at 1-800-294-1699 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.
Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution, whether a Medallion program member or a non-Medallion program member, in the following situations:

•	when redemption proceeds are payable or sent to any person, address or bank account not on record;

•	when a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

•	if ownership is being changed on your account.

In addition to the situations described above, the FUND and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. The Funds reserve the right to waive any signature requirement at their discretion.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL
Concorde Funds, Inc.
c/o U.S. Bank Global Fund Services
Shareholder Services Center
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE OR EXPRESS MAIL
Concorde Funds, Inc.
c/o U.S. Bank Global Fund Services
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters of instruction by overnight delivery service or express mail to the Post Office Box address.

The FUND does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests does not constitute receipt by the Transfer

25

Agent of the FUND. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

How to Redeem (Sell) Shares by Telephone

1.
Instruct the Transfer Agent that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the New Account Application. If you have already opened an account, you may write to the Transfer Agent requesting this option. When you do so, please sign the request exactly as your account is registered. In order to determine if you will need a signature guarantee or other acceptable signature verification, please contact the Transfer Agent at 1‑800‑294-1699.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.	Call the Transfer Agent at 1-800-294-1699. Please do not call the FUND or the Advisor.

Once a telephone transaction has been placed, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined NAV after:

•
The Transfer Agent receives your written request in good order with all required information and documents as necessary. Shareholders should contact the Transfer Agent for further information concerning documentation required for redemption of FUND shares for certain account types.

•	The Transfer Agent receives your authorized telephone request in good order with all required information.

•
If the FUND has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the FUND, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV.

Payment of Redemption Proceeds

•
The Transfer Agent normally sends redemption proceeds as soon as practicable (normally within seven business days) after the FUND or its agents receives the request in good order. Checks will not be forwarded by the U.S. Postal Service, so please notify us if your address

26

has changed prior to a redemption request. Proceeds will be sent to you in this way, unless you request one of the alternatives described below.

•
For those shareholders who redeem by telephone, or if you request in the letter of instruction, the Transfer Agent will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”), if your bank is a member of the ACH system, or wire to a properly pre-authorized bank account. Proceeds sent via an EFT generally take two to three business days to reach the shareholder’s account whereas the Transfer Agent generally wires redemption proceeds on the business day following the calculation of the redemption price. Wires are subject to a $15 fee paid by the investor.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.
Other Redemption Considerations

When redeeming shares of the FUND, shareholders should consider the following:

•	The redemption may result in a taxable gain or loss.

•
Shareholders who redeem shares held in an IRA must indicate on their written redemption request whether or not to withhold federal income taxes. If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding. Shares held in IRA accounts may be redeemed by telephone at 1-800-294-1699. IRA investors will be asked whether or not to withhold taxes from any distribution.

•
As permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the FUND may delay the payment of redemption proceeds for up to seven days. The FUND may delay redemption requests for up to seven days during periods of market volatility or when a shareholder’s trade activity or amount adversely impacts the FUND’s ability to manage its assets. In addition, the FUND can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the SEC.

•
If you purchased shares by check, or by EFT, the FUND may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 calendar days from the date of purchase). Shareholders can avoid this delay by utilizing the wire purchase option.

•
Unless previously authorized on the account, the Transfer Agent will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with a signature guarantee.

•
Redemption proceeds will be sent to the Transfer Agent address of record. The Transfer Agent will send the proceeds of a redemption to an address, person or account other than that shown on its records only if the shareholder has sent in a written request with a signature guarantee.

•
The FUND reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the FUND and the Transfer Agent may modify or terminate their procedures for telephone redemptions at any time. Neither the FUND nor the Transfer Agent will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions

27

if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. If a Servicing Agent or shareholder cannot contact the Transfer Agent by telephone, they should make a redemption request in writing in the manner described earlier.

•	The Transfer Agent currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by EFT.

•
If your account balance falls below $250 because you redeem shares, the FUND reserves the right to notify you to make additional investments within 60 days so that your account balance is $250 or more. If you do not, the FUND may close your account and mail the redemption proceeds to you.

•	If an account has more than one owner or authorized person, the FUND will accept telephone instructions from any one owner or authorized person.

•
The FUND may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to, (1) if the shareholder fails to provide the FUND with identification required by law; (2) if the FUND is unable to verify the information received from the shareholder; and (3) to reimburse the FUND for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

•
The FUND typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. These redemption methods will be used regularly and may also be used in stressed market conditions. In stressed market conditions, redemption methods may also include redeeming in-kind. In-kind redemptions may be in the form of pro-rata slices of the FUND’s portfolio, individual securities or a representative basket of securities. A shareholder will be exposed to market risk until the readily marketable securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the FUND maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the FUND. Based upon statutory requirements for returned mail, the FUND will attempt to locate the shareholder or rightful owner of the account. If the FUND is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The FUND is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 1‑800‑294‑1699 (toll free) at least annually to ensure your account remains in active status.

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If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Frequent Purchases and Redemptions of FUND Shares

Frequent purchases and redemptions of FUND shares by a shareholder may harm other FUND shareholders by interfering with the efficient management of the FUND’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the FUND’s Board has determined not to adopt policies and procedures that discourage or accommodate frequent purchases and redemptions of FUND shares because, to date, the FUND has not experienced frequent purchases and redemptions of FUND shares that have been disruptive to the FUND, and the FUND does not appear to be particularly attractive to investors that utilize a market timing strategy.

The FUND’s Board believes that the FUND is not particularly attractive to investors utilizing a market timing strategy because the performance of the FUND historically has tended not to correlate directly with those of the major equity indices. The officers of the FUND receive reports on a regular basis as to purchases and redemptions of FUND shares and review these reports to determine if there is any unusual trading in FUND shares that are disruptive to the FUND. The officers of the FUND will report to the Board any such unusual trading in FUND shares. In such event, the Board may reconsider its decision not to adopt policies and procedures with respect to market timing.

Distribution Plan

The FUND has adopted, but not yet implemented, a distribution plan under Rule 12b‑1 of the 1940 Act (the “Distribution Plan”) that allows the FUND to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Distribution Plan allows the FUND to finance with FUND assets activities that promote the sale and retention of the FUND’s shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature and providing services to shareholders. The Distribution Plan authorizes the FUND to pay up to 0.25% of average daily net assets for distribution and other services.

Currently, the Board has not authorized payments under the Distribution Plan and, as a result, the FUND currently neither accrues nor pays any fees under the Distribution Plan. If the FUND was using the plan, the fees paid under the plan would, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.

INDEX DESCRIPTIONS

Russell 1000® Value Index

The Russell 1000® Value Index measures the performance of the mid-capitalization and large-capitalization value segment of the U.S. equity universe. It is a subset of the Russell 1000® Index and includes those companies within the Russell 1000® Index with lower price-to-book ratios and lower

29

forecasted growth values. The Russell 1000® Value Index is a trademark of the Frank Russell Company. The index is used herein for comparative purposes in accordance with SEC regulations.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged and represents securities that are SEC-registered, taxable, and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is used herein for comparative purposes in accordance with SEC regulations.

Bloomberg Barclays Intermediate Aggregate Bond Index

The Bloomberg Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index is used herein for comparative purposes in accordance with SEC regulations.

BofA Merrill Lynch 1-3 US Year Treasury Index

The BofA Merrill Lynch 1-3 US Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. The index is used herein for comparative purposes in accordance with SEC regulations.

Bloomberg Barclays U.S. Treasury Inflation Protection Securities (TIPS) Index

The Bloomberg Barclays U.S. Treasury Inflation Protection Securities (TIPS) Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. The index is used herein for comparative purposes in accordance with SEC regulations.

A direct investment in an index is not possible.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The FUND distributes substantially all of its net investment income and substantially all of its capital gains annually. Distribution from net investment income and capital gains, if any, are generally declared and paid in December. You have four distribution options:

•	Automatic Reinvestment Option — Both dividend and capital gains distributions will be reinvested in additional FUND shares.

•	All Cash Option — Dividend and capital gains distributions will be paid in cash.

•	Capital gains distributions will be reinvested in additional FUND shares and dividends will be paid in cash.

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•	Dividends will be reinvested in additional FUND shares and capital gains distributions will be paid in cash.

If you elect to receive distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the FUND reserves the right to reinvest the distribution check in your account, at the FUND’s current NAV, and to reinvest all subsequent distributions.

You may make this election on the New Account Application. You may change your election by writing or calling the Transfer Agent at least five days prior to the record date of the next distribution. The following discussion regarding federal income taxes summarizes only some of the important federal income tax considerations affecting the FUND and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding FUND shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

The FUND has elected to be treated and intends to qualify each year as a regulated investment company (a “RIC”). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the FUND’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

The FUND’s distributions, whether received in cash or additional shares of the FUND, may be subject to federal, state, and local income tax. These distributions may be taxed as ordinary income, dividend income, or long-term capital gain. In managing the FUND, the Advisor considers the tax effects of its investment decisions to be of secondary importance.

Distributions of the FUND’s net capital gain are treated as long-term capital gain regardless of the length of time you have held FUND shares. Distributions of the FUND’s other income generally are treated as ordinary income, although a portion of such distributions may be treated as dividend income. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase shares of the FUND shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of the FUND that has appreciated securities, you will receive a taxable return of part of your investment if and when the FUND sells the appreciated securities and distributes the gain. The FUND has built up, or has the potential to build up, high levels of unrealized appreciation.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year. In general, when a shareholder sells FUND shares, the FUND must report to the shareholder and the IRS the shareholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.

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If you hold shares in a FUND through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from the FUND or redeem shares, you may be subject to backup withholding.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the FUND’s financial performance for its past five years. Certain information reflects financial results for a single FUND share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the FUND (assuming reinvestment of all dividends and distributions). This information has been audited by Brad A. Kinder, CPA, the independent registered public accounting firm, whose report, along with the FUND’s financial statements, are included in the FUNDS’s Annual Report which is available upon request.

After the close of business on July 22, 2016, the FUND acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the FUND. As a result of the Reorganization, the FUND adopted the financial and performance history of the Predecessor Fund. Accordingly, the financial performance for the periods shown below prior to July 23, 2016 reflects that of the Predecessor Fund.

CONCORDE WEALTH MANAGEMENT FUND

	Fiscal Years Ended September 30,
	2019	2018	2017	2016(1)	2015(1)
PER SHARE OPERATING PERFORMANCE: (for a share of capital stock outstanding throughout the year):
Net asset value, beginning of year	$16.49	$15.13	$14.29	$13.79	$16.50
Income (loss) from investment operations:
Net investment income (loss)(2)	0.09	0.06	(0.04)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investment transactions	(0.29)	1.67	0.91	1.40	(1.29)
Total from investment operations	(0.20)	1.73	0.87	1.34	(1.36)
Less distributions from:
Net investment income	(0.06)	—	—	—	—
Net realized gains	(0.65)	(0.37)	(0.03)	(0.84)	(1.35)
Total distributions	(0.71)	(0.37)	(0.03)	(0.84)	(1.35)
Net asset value, end of year	$15.58	$16.49	$15.13	$14.29	$13.79
TOTAL RETURN	(0.91)%	11.75%	6.07%	10.12%	(8.90)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$25,457	$25,623	$20,591	$17,982	$9,138
Ratio of expenses to average net assets	1.68%	1.70%	1.83%	2.48%	2.28%
Ratio of net investment income (loss) to average net assets	0.60%	0.39%	(0.25)%	(0.44)%	(0.40)%
Portfolio turnover rate	24%	20%	40%	28%	57%

(1)	For periods prior to July 23, 2016, financial and other information shown herein for the Fund is that of the Concorde Value Fund, the “Predecessor Fund.”

(2)	Based on the average shares outstanding during the year.

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CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your f how your nonpublic personal information would be shared with nonaffiliated third parties.

*Not part of the Prospectus*

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To learn more about the FUND, you may want to read the FUND’s SAI which contains additional information about the FUND. The FUND has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus. The annual and semi-annual reports provide additional information about the FUND’s investments, as well as the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the FUND’s performance during the last fiscal year.
The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling U.S. Bank Global Fund Services at 1‑800‑294-1699 or by writing to:

Concorde Funds, Inc.
8383 Preston Center Plaza Drive
Suite 360
Dallas, Texas 75225

The FUND does not currently have an Internet web site. Prospective investors and shareholders who have questions about the FUND may also call the above number or write to the above address.
The general public can review and copy information about the FUND (including the SAI) on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05339

Concorde Wealth Management Fund

PROSPECTUS
January 31, 2020

STATEMENT OF ADDITIONAL INFORMATION
CONCORDE WEALTH MANAGEMENT FUND
(Ticker Symbol: CONWX)
CONCORDE FUNDS, INC.
8383 Preston Center Plaza Drive
Suite 360
Dallas, Texas 75225
January 31, 2020
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Concorde Wealth Management Fund (the “FUND”), a series of Concorde Funds, Inc., dated January 31, 2020. Requests for copies of the Prospectus should be made in writing to Concorde Funds, Inc., 8383 Preston Center Plaza Drive, Suite 360, Dallas, Texas 75225, Attention: Corporate Secretary or by calling (972) 701-5400.
The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2019, of Concorde Funds, Inc. (File No. 811-05339), as filed with the Securities and Exchange Commission (“SEC”) on December 5, 2019:

Report of Independent Registered Public Accounting Firm
Schedule of Investments in Securities
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Shareholders may obtain a copy of the Annual Report, without charge, by calling the FUND’s transfer agent, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-800-294-1699. The FUND’s most recent Annual Report to shareholders is a separate document that does not accompany this SAI. However, the Annual Report, including the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report, is incorporated into this SAI by reference to the FUND’s September 30, 2019 Annual Report as filed with the SEC. This means that shareholders should consider the contents of the Annual Report to be part of the SAI.

CONCORDE FUNDS, INC.

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus dated January 31, 2020 and, if given or made, such information or representations may not be relied upon as having been authorized by Concorde Funds, Inc.
This SAI does not constitute an offer to sell securities.

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FUND HISTORY AND CLASSIFICATION
Concorde Funds, Inc. (the “Corporation”) is an open-end, management investment company comprised of one series – the “Concorde Wealth Management Fund” (the “FUND”). Concorde Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Concorde Funds, Inc. was incorporated under the laws of Texas on September 21, 1987. The FUND is a diversified series of the Corporation.
The FUND is a series of the Corporation. Pursuant to a Plan of Acquisition and Liquidation between the FUND and the Concorde Value Fund, a former series of the Corporation (the “Predecessor Fund”), the FUND acquired all of the assets and liabilities of the Predecessor Fund in exchange for shares of the FUND after the close of business on July 22, 2016 (the “Reorganization”). As a result of the Reorganization, the FUND is the accounting successor of the Predecessor Fund. For periods prior to July 23, 2016, financial and other information shown herein for the FUND is that of the Predecessor Fund.
INVESTMENT RESTRICTIONS
The FUND has adopted certain investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the FUND’s shares present or represented at a shareholder meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the FUND as follows:

1.
The FUND may not borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the FUND’s total assets (computed immediately after the borrowing).

2.
The FUND may not purchase a security if, as a result, more than 25% of the FUND’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2)  investments in issuers domiciled in a single jurisdiction. Notwithstanding the foregoing, the FUND may not invest more than 25% of its total assets in securities issued by a single foreign government.

3.
The FUND may not underwrite securities issued by others, except to the extent that the FUND may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in the disposition of restricted securities or in connection with investments in other investment companies.

4.
The FUND may not make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of a loan.

5.
The FUND may not purchase or sell real estate, except that, to the extent permitted by law, the FUND may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

6.
The FUND may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodity contracts; but this shall not prevent the FUND from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

7.	The FUND may not issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.
If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of the FUND’s assets will not constitute a violation of that restriction (other than with respect to those percentage restrictions relating to bank borrowings, issuing senior securities, and illiquid securities).
When initially formed, the FUND was classified as a non-diversified investment company under the 1940 Act. Pursuant to current positions of the staff of the Securities and Exchange Commission (“SEC”), the FUND’s classification has changed from non-diversified to diversified, and the FUND will not be able to become non-diversified unless it seeks and obtains shareholder approval or is otherwise permitted under the 1940 Act or the rules or interpretations thereof. Accordingly, the FUND may not make any investment inconsistent with the FUND’s classification as a diversified investment company under the 1940 Act.

INVESTMENT POLICIES AND PRACTICES
The FUND’s Prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks.
Common Stocks
The FUND invests in common stock. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The FUND participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Preferred Stocks
The FUND may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stocks with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Convertible Securities
The FUND may invest in convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company, if the market price of the underlying common stock increases.
The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (namely, strictly on the basis of its yield).  The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates (namely, the investment value of the convertible security rises when the interest rates fall, and it falls when the interest rates rise).  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock.
If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value.  If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.  Holders of convertible securities have a claim on the issuer’s assets prior to the common shareholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.
A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the FUND is called for redemption or conversion, the FUND could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the FUND’s ability to achieve its investment objectives.
A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks.  However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.
Illiquid Securities
The FUND may invest up to 15% of its net assets in illiquid securities. The Board of Directors of the Corporation (the “Board”) or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of those limitations. Illiquid securities may include repurchase agreements maturing in more than seven days and other securities that are not readily marketable. If securities that were liquid at the time of purchase subsequently become illiquid and result in the FUND holding illiquid securities in excess of 15% of its net assets, the FUND will no longer purchase additional illiquid securities and will reduce its holdings of illiquid securities in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the FUND.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days.  As described below, in some cases, securities subject to legal or contractual restrictions on resales may not be deemed to be illiquid (see “Restricted Securities” below).  Mutual funds do not typically hold a significant amount of these illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the FUND might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.
The FUND has established a liquidity risk management program. Pursuant to the program, and SEC rules, the term “illiquid security” is defined as a security which the FUND reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required, to the SEC.
Private Equity Risk
The FUND may identify investment opportunities that are not yet available in the public markets and that are accessible only through private equity investments. To capitalize on such opportunities, the FUND may invest in venture capital or private equity funds, direct private equity investments and other investments that the Concorde Financial Corporation (the “Advisor”) determines to have limited liquidity. There may be no trading market for such securities, and the sale or transfer of such securities may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an IPO or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. Positions in such securities may be able to be liquidated, if at all, only at disadvantageous prices. As a result, if the FUND holds such positions then it may be required to do so for several years, if not longer, regardless of adverse price movements. Investment in such securities may cause the FUND to be less liquid than would otherwise be the case.
Restricted Securities
The FUND may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act.  These securities are sometimes referred to as private placements.  Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the FUND may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market.  The FUND may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”).  The Advisor will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Advisor and the Board.  The liquidity of Rule 144A securities and 4(a)(2) Paper will be monitored by the Advisor and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, the FUND’s holdings of illiquid securities will be reviewed to determine what action, if any, is appropriate.  The FUND may determine that it is appropriate to continue to hold such instrument for a period of time to avoid a distressed sale which would be harmful to shareholders.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the FUND might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  The FUND might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.
Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the FUND seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board.
Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the FUND’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.
Issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, the FUND may be less able to predict a loss. In making investments in such securities, the FUND may obtain access to material non-public information, which may restrict the FUND’s ability to conduct portfolio transactions in such securities. The FUND also may take a minority interest in a privately offered security, which may limit the FUND’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company.
Repurchase Agreements and Other Short-Term Investments
The FUND may enter into repurchase agreements with banks or certain non-bank broker/dealers. In a repurchase agreement, the FUND buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the FUND’s money is invested in the security. Since the security purchased constitutes security for the repurchase obligation, a repurchase agreement can be considered as a loan collateralized by the security purchased. The FUND’s risk is the ability of the seller to pay the agreed-upon price on the delivery date. If the seller defaults, the FUND may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the FUND could experience a loss. The Board has established procedures to evaluate the creditworthiness of the other parties to repurchase agreements.
In addition, the FUND may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody’s and unrated debt securities which are deemed by the Advisor to be of comparable quality. The FUND may also invest in United States Treasury bills and notes, and certificates of deposit of domestic branches of U.S. banks or of Canadian banks, provided in each case that the banks have total deposits in excess of $1,000,000,000. The FUND will invest in repurchase agreements and other short-term investments only for temporary defensive purposes or to maintain liquidity to pay FUND expenses and potential redemption requests. However, when investing for temporary defensive purposes, up to 100% of the FUND’s assets may be invested in such securities.
U.S. Government Securities
The FUND may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrower from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.
Debt Securities
The FUND may invest in debt securities, including those convertible into common stocks.
Debt securities purchased by the FUND will typically consist of obligations that are rated investment grade or better, having at least adequate capacity to pay interest and typically repay principal.
The FUND considers investment grade securities to be those rated BBB- or higher by Standard and Poor’s® Financial Services LLC, a subsidiary of the McGraw-Hill Companies, Inc. (“S&P®”), or Baa or higher by Moody’s Investors Service©, Inc.  (“Moody’s”), or an equivalent rating by Fitch, Inc.© (“Fitch”), or determined to be of comparable quality by the Advisor if the security is unrated.  Bonds in the lowest investment grade category (BBB- by S&P® or Baa3 by Moody’s), sometimes called “high yield bonds” or “junk bonds,” have speculative characteristics, and changes in the economy or other circumstances are more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.
The higher yields from lower-rated securities may compensate for the higher default rates on such securities.  However, there can be no assurance that higher yields will offset default rates on lower-rated securities in the future.  Issuers of these securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay their debt at maturity by refinancing.  The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.  Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.
The value of lower-rated securities will be influenced not only by changing interest rates, but also by the market’s perception of credit quality and the outlook for economic growth.  When economic conditions appear to be deteriorating, lower-rated securities may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates.
Especially during times of deteriorating economic conditions, trading in the secondary market for lower-rated securities may become thin and market liquidity may be significantly reduced.  Even under normal conditions, the market for lower-rated securities may be less liquid than the market for investment grade debt securities.  There are fewer securities dealers in the high yield market and purchasers of lower-rated securities are concentrated among a smaller group of securities dealers and institutional investors.  In periods of reduced market liquidity, lower-rated securities’ prices may become more volatile and the FUND’s ability to dispose of particular issues when necessary to meet the FUND’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.
The ratings of S&P®, Moody’s and other nationally recognized statistical rating organizations (“NRSROs”) represent the opinions of those rating agencies as to the quality of debt securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield.
The payment of principal and interest on most debt securities will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations in connection with its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by the FUND, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the FUND.  The Advisor will consider such an event in determining whether the FUND should continue to hold the security.
LIBOR
Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR came under pressure following manipulation allegations. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The time left until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Foreign Securities
The FUND may invest in securities of foreign issuers which may be U.S. dollar-denominated or denominated in foreign currencies. The FUND may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated. The FUND may invest up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts (“ADRs”) that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. The FUND, however, will not invest more than 20% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.
Investments in securities of foreign issuers involve risks that are in addition to the usual risks inherent in domestic investments. The value of the FUND’s foreign investments may be significantly affected by changes in currency exchange rates, and the FUND may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce the FUND’s income without providing a tax credit for the FUND’s shareholders. Although the FUND intends to invest in securities of foreign issuers domiciled in nations in which the Advisor considers as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.
The FUND may invest in non-U.S. debt securities, including those in emerging markets. Non-U.S. debt securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally may not be subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Investing in emerging market debt securities can pose some risks greater than and in addition to risks of investing in other non-U.S. debt securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the FUND. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for the FUND’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

In 2016, the United Kingdom held a referendum election and voters elected to withdraw from the European Union (“EU”). The United Kingdom has formally notified the European Council of its intention to withdraw from the EU (commonly referred to as “Brexit”) by invoking Article 50, which triggered a period of negotiations on the terms of Brexit. Although it is unclear how withdrawal negotiations will be concluded, United Kingdom businesses are increasingly preparing for a disorderly Brexit, which could have severe consequences for the people, businesses and economies of the United Kingdom and the EU, as well as those of the broader global economy. Withdrawal is expected to be followed by a transition period during which businesses and others prepare for the new post-Brexit rules to take effect on January 1, 2021. It is possible that measures could be taken to revote the issue of Brexit, or that portions of the United Kingdom could seek to separate and remain a part of the EU. As a result of the uncertain consequences of Brexit and the political divisions both within the United Kingdom and between the United Kingdom and the EU highlighted by the referendum vote, the economies of the United Kingdom and Europe as well as the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally that could potentially have an adverse effect on the value of the FUND’s investments.

Emerging Markets
The FUND may from time to time invest in emerging and less developed markets (“emerging markets”) securities.  The Advisor considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).  Investments in emerging markets involve special risks in addition to those generally associated with foreign investing.  Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets.  This difference reflects the greater uncertainties of investing in less established markets and economies.  Costs associated with transactions in emerging markets typically are higher than costs associated with transactions in U.S. securities.  Such transactions also may involve additional costs for the purchase or sale of foreign currency.
Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  The FUND could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the FUND of any restrictions on investments.
Many emerging markets have experienced substantial rates of inflation for extended periods.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.  In an attempt to control inflation, certain emerging market countries have imposed wage and price controls.  Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies.  The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the FUND’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect FUND assets should any of those conditions recur.  In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
Hedging Instruments
Index Options Transactions. The FUND may purchase put and call options and write call options on stock indexes. A stock index fluctuates with changes in the market values of the stock included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (“seller”) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.
Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the NYSE MKT LLC and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the FUND’s 10% limitation on investment in illiquid securities. See “Illiquid Securities.”
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (“sold”) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the FUND may buy or sell; however, the Advisor intends to comply with all limitations.
Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the FUND will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The FUND will not enter into an option position that exposes the FUND to an obligation to another party, unless the FUND either (i) owns an offsetting position in securities or other options; and/or (ii) maintains with the FUND’s custodian bank (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.
The Advisor may utilize index options as a technique to leverage the portfolios of the FUND. If the Advisor is correct in its assessment of the future direction of stock prices, the share prices of the FUND will be enhanced. If the Advisor has the FUND take a position in options and stock prices move in a direction contrary to the Advisor’s forecast however, the FUND would incur losses greater than the FUND would have incurred without the options position.
Options on Securities. The FUND may buy put and call options and write (“sell”) call options on securities. By writing a call option and receiving a premium, the FUND may become obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, the FUND has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By buying a call option, the FUND has the right, in return for a premium paid during the term of the option, to purchase the securities underlying the option at the exercise price. Options on securities written by the FUND will be traded on recognized securities exchanges.
When writing call options on securities, the FUND may cover its position by owning the underlying security on which the option is written. Alternatively, the FUND may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the FUND or, if higher, by owning such call option and maintaining cash or liquid securities equal in value to the difference between the two exercise prices. In addition, the FUND may cover its position by maintaining cash or liquid securities equal in value to the exercise price of the call option written by the FUND. The principal reason for the FUND to write call options on stocks held by the FUND is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.
When the FUND wishes to terminate the FUND’s obligation with respect to an option it has written, the FUND may effect a “closing purchase transaction.” The FUND accomplishes this by buying an option of the same series as the option previously written by the FUND. The effect of the purchase is that the writer’s position will be canceled. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. When the FUND is the holder of an option, it may liquidate its position by effecting a “closing sale transaction.” The FUND accomplishes this by selling an option of the same series as the option previously purchased by the FUND. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.
The FUND will realize a gain (or a loss) on a closing purchase transaction with respect to a call option previously written by the FUND if the premium, plus commission costs, paid by the FUND to purchase the call option is less (or greater) than the premium, less commission costs, received by the FUND on the sale of the call option. The FUND also will realize a gain if a call option that the FUND has written lapses unexercised, because the FUND would retain the premium.
The FUND will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the FUND if the premium, less commission costs, received by the FUND on the sale of the call or the put option is greater (or less) than the premium, plus commission costs, paid by the FUND to purchase the call or the put option. If a put or a call option that the FUND has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the FUND will realize a loss in the amount of the premium paid, plus commission costs.
Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by the FUND. In such event, the FUND would be unable to realize its profits or limit its losses until the FUND would exercise options it holds and the FUND would remain obligated until options it wrote were exercised or expired.
Because option premiums paid or received by the FUND are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase and writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Use of Segregated and Other Special Accounts
Use of many hedging transactions, like options, will require, among other things, that the FUND segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the FUND’s obligations are not otherwise “covered” through ownership of the underlying security. In general, either the full amount of any obligation by the FUND to pay or deliver securities or assets must be covered at all times by the securities required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the FUND, for example, will require the FUND to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by the FUND on an index will require the FUND to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the FUND will require the fund to segregate liquid securities equal to the exercise price.
Over-the-counter (“OTC”) options entered into by the FUND, including those on securities or indexes, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although the FUND may not be required to do so. As a result, when the FUND sells these instruments it will segregate an amount of assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by the FUND other than those described above generally settle with physical delivery, and the FUND will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If the FUND enters into OTC options transactions, it will be subject to counterparty risk.
In the case of a futures contract or an option on a futures contract, the FUND must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.
Hedging transactions may be covered by means other than those described above when consistent with applicable regulatory policies. The FUND may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. The FUND could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the FUND. Moreover, instead of segregating assets if it holds a futures contract or forward contract, the FUND could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
Senior Securities
Pursuant to Section 18(f)(1) of the 1940 Act, the FUND may not issue any class of senior security or sell any senior security of which it is the issuer, except that the FUND shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the FUND shall reduce the amount of its borrowings, within 3 days, excluding holidays and Sundays, to an extent that the asset coverage shall be at least 300%. In accordance with Section 18 of the 1940

Act, the FUND will not mortgage, pledge or hypothecate its assets in an amount exceeding 33 1/3% of the value of its total assets.
Securities of Other Registered Investment Companies
The FUND may invest in other registered investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption. Registered investment companies include other open-end investment companies, closed-end investment companies, unit investment trusts, and exchange-traded funds (“ETFs”), which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.
Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the FUND invests.  By investing indirectly through the FUND, an investor bears not only his or her proportionate share of the expenses of the FUND (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the FUND invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the FUND invests related to the distribution of such registered investment company’s shares.
Exchange-Traded Funds
The FUND may invest in ETFs.  ETFs are investment companies that are bought and sold on a securities exchange.  An ETF generally represents a fixed portfolio of securities designed to track a particular market segment or index.  ETFs have expenses associated with their operation, typically including advisory fees. When the FUND invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s expenses.  The risks of owning an ETF generally reflect the risks of owning the underlying market segment or index it is designed to track. Lack of liquidity in an ETF, however, could result in it being more volatile than the underlying portfolio of securities. In addition, the FUND will incur expenses in connection with investing in ETFs that may increase the cost of investing in the ETF versus the cost of directly owning the securities in the ETF.
ETFs are also subject to the following risks: (1) an ETF’s shares may trade at a market price that is above or below their net asset value (as discussed more fully below); (2) an active trading market for an ETF’s shares may not develop or be maintained (as discussed more fully below); (3) the ETF may employ an investment strategy that utilizes high leverage ratios; or (4) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally (as discussed more fully below).

The market prices of shares of ETFs fluctuate in response to changes in net asset value (“NAV”) and supply and demand for such shares and include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of an ETF may trade at a discount to NAV. In particular, the following circumstances may impact the market price of the shares of ETFs: (1) in times of market stress, market makers may step away from their role market making in the shares of ETFs and in executing trades, which can lead to differences between the market value of the shares and an ETF’s NAV; (2) to the extent authorized participants (APs) exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the shares, which can lead to differences between the market price of the shares and an ETF’s NAV; (3) the market price for the shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the shares than an ETF’s NAV, which is reflected in the bid and ask price for shares or in the closing price; (4) when all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the shares and an ETF’s NAV; and (5) in stressed market conditions, the market for the shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio.

An active trading market for the shares of ETFs may not be developed or maintained. Trading in shares of ETFS on the stock exchange where they are listed for trading (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the Exchange. If the shares are traded outside a collateralized settlement system, the number of financial institutions that can act as APs that can post collateral on an agency basis is limited, which may limit the market for the shares.

Real Estate Investment Trusts
The FUND may invest in real estate investment trusts (“REITs”).  Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property.  REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.  REITs pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital.  The FUND intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the FUND’s distributions may also be designated as a return of capital.
Royalty Trusts
Royalty trusts are investment trusts whose securities are listed on a stock exchange or are privately traded and typically control underlying companies whose business relates to, without limitation, the acquisition, exploitation, production, and sale of oil and natural gas. The royalty trusts then receive royalties and/or interest payments from their underlying companies, and distribute them as income to their unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust. Royalty trusts are subject to cash-flow fluctuations and revenue decreases due to a sustained decline in demand for crude oil, natural gas and refined petroleum products, risks related to economic conditions, higher taxes or other regulatory actions that increase costs for royalty trusts. Furthermore, royalty trusts do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.
Cybersecurity Risk
As technology becomes more integrated into the FUND’s operations, the FUND will face greater operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the FUND to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the FUND to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity threats may result from unauthorized access to the FUND’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the FUND works closely with third-party service providers (e.g., administrators, transfer agents, custodians and other financial intermediaries), cybersecurity breaches at such third-party service providers may subject the FUND to many of the same risks associated with direct cybersecurity breaches. The FUND may experience investment losses in the event of cybersecurity breaches at any of the issuers in which the FUND may invest. While the FUND has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.
PORTFOLIO TURNOVER
The FUND does not trade actively for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The FUND will typically hold a stock until it reaches a valuation level such that the Advisor believes that the stock is no longer undervalued. The Advisor is prepared to hold stocks for several years or longer, if necessary. The Advisor intends to purchase a given security whenever it believes it will contribute to the stated objective of the FUND, even if the same security has only recently been sold. In selling a given security, the Advisor keeps in mind that profits from sales of securities are taxable to certain shareholders. Subject to those considerations, the FUND may sell a given security, no matter for how long or for how short a period it has been held in the portfolio, and no matter whether the sale is at a gain or at a loss, if the Advisor believes that it is not fulfilling its purpose. Since investment decisions are based on the anticipated contribution of the security in question to the FUND’s objectives, the rate of portfolio turnover is irrelevant when the Advisor believes a change is in order to achieve those objectives, and the FUND’s annual portfolio turnover rate may vary from year to year.
The annual portfolio turnover rate indicates changes in the FUND’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the FUND during the fiscal year.
High portfolio turnover (i.e., over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the FUND. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are taxed at ordinary income rates.
For the fiscal periods indicated below the FUND’s portfolio turnover rate was:

Portfolio Turnover During fiscal year ended September 30,
2019	2018
24%	20%
The portfolio turnover rate is calculated by dividing the lesser of the FUND’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.
DISCLOSURE OF PORTFOLIO HOLDINGS
The FUND has adopted policies and procedures relating to the disclosure of the FUND’s portfolio holdings information (the “Policy”). The Board reviews the Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the FUND’s shareholders and to address any conflicts between the shareholders of the FUND and those of the Advisor or any other affiliate of the FUND. Generally, the Policy restricts the disclosure of portfolio holdings data to certain persons or entities, under certain conditions. Only the Board may waive these portfolio holdings disclosure policies and procedures. In all cases, the FUND’s President (or designee) is responsible for authorizing the disclosure of the FUND’s portfolio holdings, and for monitoring that the FUND does not accept compensation or consideration of any sort in return for the preferential release of portfolio holdings information. Any such disclosure is made only if consistent with the general anti-fraud provisions of the federal securities laws and the Advisor’s fiduciary duties to its clients, including the FUND.
The FUND has entered into arrangements with certain third-party service providers for services that require these groups to have access to the FUND’s portfolio on a daily basis. As a result, such third-party services providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. Specifically, for example, the FUND may disclose portfolio holdings information to the fund accountant who is responsible for maintaining the accounting records of the FUND, which includes maintaining a current portfolio of the FUND. The FUND also undergoes an annual audit which requires the FUND’s independent registered public accounting firm to review the FUND’s portfolio. In addition to the FUND’s fund accountant, the FUND’s custodian also maintains an up-to-date list of the FUND’s holdings. Further, the FUND may disclose its portfolio holdings to financial printers for the purpose of preparing FUND regulatory filings, to other service providers such as proxy voting services providers or portfolio management database providers in connection with their providing services to the FUND and to ranking organizations for use in developing a ranking for the FUND. Each of these parties is contractually and/or ethically prohibited from sharing the FUND’s portfolio unless specifically authorized by the FUND’s President.
Additionally, the FUND may provide its entire portfolio to the following ranking organizations: Morningstar, Inc., Lipper, Inc., Standard & Poor’s Rating Group, Bloomberg L.P., Thomson Financial Research, Nelson Investments and Vickers Stock Research. The FUND’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The FUND may not pay these organizations or receive any compensation from them for providing this information. The FUND may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 10 days old.
The FUND discloses its portfolio holdings in annual and semiannual shareholder reports and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end. Beginning April 30, 2020, monthly portfolio disclosures will be filed with the Securities and Exchange Commission on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.
The Advisor may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Advisor.  These other accounts may be managed in a similar fashion to the FUND and thus may have similar portfolio holdings.  Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the FUND’S portfolio holdings disclosure policies.  Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the FUND’s portfolio holdings disclosure policies.
DIRECTORS AND OFFICERS OF THE CORPORATION
As a Texas corporation, the business and affairs of the Corporation are managed by its officers under the direction of the Board. The Board is responsible for the overall management of the Corporation. This includes the general supervision and review of the FUND’s investment policies and activities. The Board approves all significant agreements between the Corporation and those parties furnishing services to it, which include agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board appoints officers who conduct and administer the FUND’s day-to-day operations. The Corporation has an audit committee consisting solely of the two disinterested directors, Dr. William Marcy and Mr. Harold E. Schneider. As Chairman of the Board and disinterested director, Dr. Marcy is the presiding officer at all meetings of the Board. Given the size of the Board and the ability of the disinterested directors to provide input on meeting agendas, together with the regular executive sessions of the disinterested directors and the annual Board self-assessment, the Board believes that the current structure is working effectively.

Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Corporation, the nature of its business and industry practices.
Through its direct oversight role, and indirectly through the Audit Committee, the Board performs a risk oversight function for the FUND.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the FUND; reviews and approves, as applicable, the compliance policies and procedures of the FUND; approves the FUND’s principal investment policies; meets with representatives of various service providers, including the Advisor and the independent registered public accounting firm of the FUND, to review and discuss the activities of the FUND and to provide direction with respect thereto; and appoints a chief compliance officer of the FUND who oversees the implementation and testing of the FUND’s compliance program and reports to the Board regarding compliance matters for the FUND and its service providers.
The audit committee plays a significant role in risk oversight as it meets annually with the auditor of the FUND and periodically with the FUND’s Chief Compliance Officer.
Not all risks that may affect the FUND can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the FUND, the Advisor or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the FUND’s goals.  As a result of the foregoing and other factors, the FUND’s ability to manage risk is subject to substantial limitations.
The name, address, age, principal occupation(s) during the past five years and certain other information with respect to each of the directors and officers of the Corporation are as follows:

Name, Address and Year of Birth	Position(s) Held with the FUND	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

“Disinterested Persons”

William Marcy, Ph.D., P.E. Age: 77 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Chairman and Director	Indefinite, until successor elected Since 2006	Executive Director of the Murdough Center for Engineering Professionalism and the National Institute for Engineering Ethics, Texas Tech University. He is a former Provost and Senior Vice President for Academic Affairs, Texas Tech University.	1	None

Harold E. Schneider Age: 69 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Director	Indefinite, until successor elected Since 2019	A private investor in real estate, equity and oil and gas investments	1	None

“Interested Persons”

Gary B. Wood, Ph.D. (1) (2) Age: 70 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	President and Director	Indefinite, until successor elected (as Director) One‑year term (as officer) Since 1987 Treasurer (1987 – 2014)	President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an exempt reporting advisor to funds affiliated with the Advisor. He is also Chairman of the Board and Interim CEO of International Hospital Corporation Holding, NV and its subsidiaries, which owns, develops and manages private healthcare facilities in Mexico, Central America and Brazil.	1	None

Name, Address and Year of Birth	Position(s) Held with the FUND	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

John A. Stetter Age: 64 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Secretary	One-year term Since 1998	Vice President and Portfolio Manager for the Advisor.	N/A	N/A

Gregory B. Wood(2) Age: 40 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Treasurer and Chief Compliance Officer	One-year term (as Treasurer) Since 2014; (as Chief Compliance Officer) Since 2015	Vice President of Concorde Investment Management and Concorde Capital since 2014. Commercial banking underwriter at JPMorgan Chase & Co., Inc. (2010 – 2014).	N/A	N/A
_________________________

(1)	Dr. Wood is a director who is an “interested person” of the FUND as that term is defined in the 1940 Act, due to the position he holds with the Advisor.

(2)	Dr. Wood and Gregory Wood are father and son, respectively.
Gary B. Wood, Ph.D., has been a Director of the FUND since inception. His experience and skill as a portfolio manager, as well as his familiarity with investment strategies utilized by the Advisor, led to the conclusion that he should serve as a Director. William Marcy, Ph.D. and Harold E. Schneider have served as Directors since 2006 and 2019, respectively. They are both experienced businessmen and/or investors and are familiar with financial statements. Each takes a constructive and thoughtful approach in addressing issues facing the FUND. This combination of skill and attributes led to the conclusion that each should serve as a Director.
The Board has an audit committee whose members are Dr. William Marcy and Mr. Harold E. Schneider. The primary functions of the audit committee are to recommend to the Board the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the FUND’s internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee met one time during the fiscal year ended September 30, 2019.
The Board has no other committees.
During the fiscal year ended September 30, 2019, each Director who is not deemed an “interested person” of the FUND received $250 for each Board meeting attended. The Corporation’s standard arrangement with the Directors is to reimburse each Director for expenses incurred in connection with attendance at meetings of the Board. Neither the Corporation nor the FUND maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or FUND expenses.

COMPENSATION TABLE
The following table sets forth the compensation paid by the Corporation to each of the Directors of the Corporation that served during the fiscal year ended September 30, 2019:

Name of Person	Aggregate Compensation from the FUND	Pension or Retirement Benefits Accrued as Part of FUND Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to Director(1)
“Disinterested Persons”
William Marcy, Ph.D., P.E.	$1,000	$0	$0	$1,000
Harold E. Schneider (2)	$750	$0	$0	$750
John H. Wilson (3)	$250	$0	$0	$250
“Interested Person”
Gary B. Wood, Ph.D.	$0	$0	$0	$0

(1)	The Fund Complex consists of the FUND.

(2)	Mr. Schneider was elected to the Board on March 20, 2019.

(3)	Mr. Wilson resigned as a Director effective as of the close of business on November 15, 2018.

CODE OF ETHICS
The Corporation and the Advisor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Subject to certain conditions, this code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the FUND. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale the security is being considered for purchase or sale by the FUND or is being purchased or sold by the FUND.
PROXY VOTING POLICY
The FUND votes proxies in accordance with the Advisor’s proxy voting policy. With regard to individual securities held by the FUND, the Advisor generally votes as management recommends with respect to corporate governance issues and compensation plans and on social or corporate responsibility issues in a manner that the Advisor believes will be most likely to increase the value of the security. With regard to investment companies held by the FUND, the Advisor generally votes to approve existing management or advisory agreements, and it votes on a case by case basis proxies related to distribution plans or mergers in the manner determined to be most likely to increase shareholder value, lower actual costs to shareholders or otherwise enhance an investment company’s performance. In the event that a vote presents a conflict of interest between the interests of the FUND’s shareholders and the Advisor, the Advisor will disclose the conflict to the Board and offer the Board the opportunity to instruct the Advisor in voting the securities. Information regarding how the FUND voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling the Transfer Agent at 1-800-294-1699, and on the SEC’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the FUND. Control persons are persons deemed to control the FUND because they own beneficially over 25% of the outstanding shares of the FUND. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the FUND.
The FUND does not know of any person who owns beneficially, directly or through controlled companies, more than 25% of the FUND’s shares or who acknowledges the existence of control. As of December 31, 2019, the following shareholder was considered to be a principal shareholder of the FUND:

Name and Address of Shareholder	Percent of the FUND
National Financial Services LLC(1) For the Exclusive Benefit of Its Customers Attn. Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	99.69%
_________________________________________

(1)	As of December 31, 2019, National Financial Services LLC owned of record, but not beneficially, 1,651,573 shares of the FUND or 99.69% of the then outstanding shares.
The following table sets forth the dollar range of shares beneficially owned by each Director in the FUND as of December 31, 2019, using the following ranges: None, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

Name of Director	Dollar Range of Shares in the FUND	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies
“Disinterested Persons”
William Marcy, Ph.D., P.E.	None	None
Harold E. Schneider	None	None
“Interested Person”
Gary B. Wood, Ph.D.	Over $100,000	Over $100,000
As of December 31, 2019, the Directors and Officers of the Corporation as a group owned approximately 4.27% of the outstanding shares of the FUND. Furthermore, neither the disinterested directors, nor members of their immediate family, owned securities beneficially or of record in the Advisor or an affiliate of the Advisor. Accordingly, neither the disinterested directors nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor or any of its affiliates.
None of the Directors who are disinterested persons, or any members of their immediate family, own shares of the Advisor or companies, other than registered investment companies, controlled by or under common control with the Advisor.

INVESTMENT ADVISOR
The investment advisor to the FUND is Concorde Financial Corporation, which does business under the name Concorde Investment Management. The Advisor is controlled by Gary B. Wood, Ph.D. Dr. Wood is also President and a Director of the Corporation. Pursuant to an investment advisory agreement between the FUND and the Advisor (the “Agreement”), the Advisor furnishes continuous investment advisory and management services to the FUND. For its services to the FUND, the Advisor receives a monthly fee based on the average daily net assets of the FUND at the annual rate of 0.80% for the FUND.
During the fiscal years ended September 30, the FUND incurred the following advisory fees.

Year	Total Fees Accrued by Advisor	Fees Waived/ Expenses Reimbursed by Advisor	Net Fees Paid to Advisor
2019	$200,518	$0	$200,518
2018	$181,675	$0	$181,675
2017	$151,425	$0	$151,425
Under the Agreement, the Advisor, at its own expense and without separate reimbursement from the FUND, furnishes office space and all necessary office facilities, equipment, and executive personnel for managing the FUND and maintaining its organization; bears all sales and promotional expenses of the FUND, other than expenses incurred in complying with the laws regulating the issue or sale of securities; and pays salaries and fees of all Officers and Directors of the FUND (except the fees paid to disinterested directors as such term is defined under the 1940 Act).
The FUND pays all of its expenses not assumed by the Advisor including, but not limited to: the costs of preparing and printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto; the expense of registering its shares with the SEC and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; brokerage commissions and expenses incurred in connection with portfolio transactions. The FUND also pays: the fees of directors who are not interested persons of the Corporation; compensation of administrative and clerical personnel; association membership dues; auditing and accounting services; legal fees and expenses; fees and expenses of any custodian or trustees having custody of the FUND’s assets; expenses of calculating the NAV and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents; registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.
The Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Corporation, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the FUND’s shareholders, on a 60-day written notice to the Advisor, and by the Advisor on the same notice to the FUND and that it shall be automatically terminated if it is assigned.
The Agreement provides that the Advisor will not be liable to the FUND or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Agreement also provides that the Advisor and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.
PORTFOLIO MANAGERS
Gary B. Wood, Ph.D., John A. Stetter, and Gregory B. Wood serve as the portfolio managers jointly responsible for the day-to-day management of the FUND. The following table shows the number of accounts other than the FUND jointly managed by the portfolio managers and the total assets in the accounts managed within various categories as of September 30, 2019.

	Number of Other Accounts Managed and Total Assets by Account Type		Number of Accounts and Total Assets for which Advisory Fee is Performance-Based
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	106	$135 million	0	$0
Material Conflict of Interest. Where conflicts of interest arise between the FUND and other accounts managed by the co-portfolio managers, the portfolio managers will proceed in a manner that ensures that the FUND will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.
Compensation. Each co-portfolio manager’s compensation is made up of a fixed salary amount which is not based on the value of the assets in the FUND’s portfolio or the FUND’s performance. Any bonuses received by the portfolio manager are based on the profitability of the Advisor. The co-portfolio managers participate in a retirement plan funded by the Advisor.
Shares Owned in the FUND by the Portfolio Managers. As of September 30, 2019, the co‑portfolio managers owned the following shares in the FUND:

Name of Portfolio Manager	Dollar Range of Shares in the FUND (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000)	Aggregate Dollar Range of Shares in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Gary B. Wood, Ph.D.	Over $1,000,000	Over $1,000,000
John A. Stetter	$100,001-$500,000	$100,001-$500,000
Gregory B. Wood	$50,001- $100,000	$50,001- $100,000
DETERMINATION OF NET ASSET VALUE
The NAV (or price) per share of the FUND is determined by dividing the total value of the FUND’s investments and other assets, less any liabilities, by its number of outstanding shares. The NAV of the FUND normally will be determined as of the close of trading on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.
The per share NAV of the FUND is determined by dividing the total value of the FUND’s net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. In calculating NAV of the FUND, portfolio securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ GlobalMarket and NASDAQ CapitalMarket, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued by an independent pricing service approved by the Company that uses a matrix pricing method or other analytical pricing models. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor.
Short-term instruments (those with remaining maturities of 60 days or less) are valued by an independent pricing service approved by the Advisor which approximates market.
The FUND may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the NYSE. The FUND’s policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued by the Advisor at their fair value under the supervision of the FUND’s Board, as discussed below.
Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined by the Advisor under the supervision of the FUND’s Board, as discussed below.
Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board. Factors used in determining fair value vary by investment type and may include: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market.
ANTI-MONEY LAUNDERING PROGRAM
The Corporation has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
Procedures to implement the Program include, but are not limited to, determining that the FUND’s service providers and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The FUND will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.
As a result of the Program, the Corporation may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Corporation may be required to transfer the account or proceeds of the account to a governmental agency.
REDEMPTION OF FUND SHARES
If the Board shall determine that it is in the best interests of the shareholders of the FUND, and subject to the FUND’s compliance with applicable regulations, the FUND has reserved the right to pay the redemption price of shares redeemed, either totally or partially, by a distribution in-kind of securities (instead of cash) from the FUND’s portfolio. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares redeemed. If a holder of FUND shares receives a distribution in-kind, he would incur brokerage charges when subsequently converting the securities to cash. For federal income tax purposes, redemptions in-kind are taxed in the same manner as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.
The FUND has made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during any period of 90 days, up to the lesser of $250,000 or 1% of the net assets of the FUND.
The right to redeem shares of the FUND will be suspended for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the SEC, exists, and as a result of which, it is not reasonably practicable for the FUND to dispose of its securities or to fairly determine the value of its net assets.
The FUND will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.
ALLOCATION OF INVESTMENT OPPORTUNITIES
There may be times when a given investment opportunity is appropriate for some, or all, of the Advisor’s other client accounts. It is the policy and practice of the Advisor not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the FUND, over a period of time on a fair and equitable basis. While the allocation of investment opportunities among client accounts advised by the Advisor and its affiliates may raise potential conflicts of interest because of financial, investment or other interests of the Advisor or its personnel, the portfolio managers will make allocation decisions consistent with the best interests of the client accounts and not based on such other interests.
If the Advisor determines that a particular investment is appropriate for more than one client account, the Advisor may, in its discretion, aggregate securities transactions for those client accounts, including the FUND (referred to herein as “block trades”).  While the FUND may participate in block trades, it is also possible that the FUND will not participate in block trades for various reasons, including: (1) from time to time, client accounts do not participate in block trades because the accounts hold assets through different custodians and execute trades through different brokers; (2) from time to time, aggregation may not be possible because a security is thinly traded or otherwise not able to be aggregated and allocated among all client accounts seeking the investment opportunity; (3) a client may be limited in, or precluded from, participating in an aggregated trade as a result of that client’s specific brokerage arrangements; (4) an issuer in which clients wish to invest may have threshold limitations or aggregate ownership interests arising from legal or regulatory requirements or company ownership restrictions, which may have the effect of limiting the potential size of the investment opportunity and thus the ability of a particular client to participate in the opportunity. In addition, to ensure that no client account that participates in a block trade is disadvantaged as a result of such aggregation, the Advisor has adopted policies and procedures to ensure that the Advisor does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Advisor aggregates securities transactions.
No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.
ALLOCATION OF PORTFOLIO BROKERAGE
Decisions to buy and sell securities for the FUND are made by the Advisor subject to review by the Board. In placing purchase and sale orders for portfolio securities for the FUND, it is the policy of the Advisor to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability. The most favorable price to the FUND means the best net price without regard to the mix between purchase or sale price and commission, if any. For example, over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker purchases a security) or from non-principal market makers who are paid commissions directly.
In allocating brokerage business for the FUND, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Advisor believes these services have substantial value, they are considered supplemental to the Advisor’s own efforts in the performance of its duties under the Agreement. Other clients of the Advisor may indirectly benefit from the availability of these services to the Advisor, and the FUND may indirectly benefit from services available to the Advisor as a result of transactions for other clients. The Agreement provides that the Advisor may cause the FUND to pay a broker that provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Advisor’s overall responsibilities with respect to the FUND and the other accounts as to which it exercises investment discretion.
For the fiscal years ended September 30, the FUND paid the following in brokerage commissions:

2019	2018	2017
$6,923	$8,612	$10,065
.
Aggregate brokerage commissions paid by the FUND to brokers who provided brokerage and research services for the fiscal year ended September 30, 2019 are shown in the following table.

Fiscal Year Ended September 30, 2019
Dollar Value of Securities Traded	Related Soft Dollar Brokerage Commissions
$6,134,677	$3,972
The FUND did not hold securities of its regular brokers and dealers (as defined in Rule 10b-1 under the 1940 Act, as amended) or their parents as of September 30, 2019.
DISTRIBUTION PLAN
The FUND has adopted, but not yet implemented, a distribution plan under Rule 12b‑1 of the 1940 Act (the “Distribution Plan”) that allows the FUND to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Distribution Plan allows the FUND to finance with FUND assets activities that promote the sale and retention of the FUND’s shares such as printing prospectuses and reports and preparing and distributing advertising material and sales literature and providing services to shareholders. The Distribution Plan authorizes the FUND to pay up to 0.25% of average daily net assets for distribution and other services.
Administration of the Distribution Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the amount and purpose of expenses which are made, that the Board, including a majority of the independent directors, approve all agreements implementing the Plan, and that the Plan may be continued from year-to-year only if the Board, including a majority of the independent directors, concludes at least annually that continuation of the Distribution Plan is reasonably likely to benefit the FUND and its shareholders.
Although approved, the Board has not authorized payments under the Distribution Plan and, as a result, the FUND currently neither accrues nor pays any fees under the Distribution Plan. If the FUND was using the plan, the fees paid under the plan would, over time, increase the cost of your investment and could cost you more than paying other types of sales charges.

The Advisor and/or its subsidiaries or affiliates (“Advisor Entities”) may pay certain broker-dealers and other financial intermediaries (“Intermediaries”) for certain activities related to the FUND (“Payments”). Any Payments made by Advisor Entities will be made from their own assets and not from the assets of the FUND. Although a portion of Advisor Entities’ revenue comes directly or indirectly in part from fees paid by the FUND, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the FUND. Advisor Entities may make Payments for Intermediaries to participate in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the FUND or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. Advisor Entities may also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the FUND. In addition, Advisor Entities may make Payments to Intermediaries that make shares of the FUND available to their clients or for otherwise promoting the FUND. Payments of this type are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to an investor’s salesperson or other investment professional may also be significant for the investor’s salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the FUND over other investments. The same conflict of interest exists with respect to an investor’s salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
Advisor Entities may determine to make Payments based on any number of metrics. For example, Advisor Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of the FUND in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. The Advisor anticipates that the Payments paid by Advisor Entities in connection with the FUND will be immaterial to Advisor Entities in the aggregate for the current fiscal year.
ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the FUND. As such, U.S. Bank, N.A. holds all securities and cash of the FUND, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Corporation. U.S. Bank, N.A. does not exercise any supervisory function over the management of the FUND, the purchase and sale of securities or the payment of distributions to shareholders.
U.S. Bank, N.A. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Directors have delegated to U.S. Bank certain responsibilities for such assets, as permitted by Rule

17f-5. U.S. Bank and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.
U.S. Bancorp Fund Services, LLC now doing business as U.S. Bank Global Fund Services, (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as the FUND’s fund administrator, fund accountant, transfer agent and dividend disbursing agent. Fund Services has entered into a fund accounting services agreement with the FUND pursuant to which it acts as fund accountant. As fund accountant, Fund Services maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the FUND and calculates the FUND’s NAV on a daily basis. In consideration of such services, the FUND pays Fund Services a monthly fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses.
During the fiscal years ended September 30, the FUND paid the following amounts to Fund Services for fund administration services:

Paid During Fiscal Year Ended September 30,
2019	2018	2017
$40,759	$40,797	$41,251
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE SHAREHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE INVESTOR.
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the FUND. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding FUND shares as capital assets within the meaning of the Code. A shareholder may also be subject to special rules not discussed below if they are a certain kind of shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a shareholder who holds FUND shares as part of a hedge, straddle or conversion transaction; a shareholder who does not hold FUND shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.
The FUND has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the FUND. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in the FUND, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the FUND.
Qualification as a Regulated Investment Company
It is intended that the Fund will continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code.
In order to qualify as a RIC under the Code, the FUND must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to the FUND’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.
The FUND must also diversify its holdings so that, at the end of each quarter of the FUND’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the FUND’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the FUND’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the FUND controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to the FUND may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If the FUND fails to satisfy any of the qualifying income or diversification requirements in any taxable year, the FUND may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the FUND corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, the FUND will be taxed in the same manner as an ordinary corporation, described below.
In addition, with respect to each taxable year, the FUND generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long- term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If the FUND meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the FUND generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, the FUND may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from the FUND in the year they are actually distributed. However, if the FUND declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the FUND and its shareholders will be treated as if the FUND paid the distribution on December 31 of the first year. The FUND intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that the FUND will not be subject to U.S. federal income taxation.
Moreover, the FUND may retain for investment all or a portion of their net capital gain. If the FUND retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the FUND on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the FUND will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The FUND is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, the FUND fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the FUND’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the FUND may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the FUND to the IRS. In addition, if the FUND initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the FUND generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the FUND had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.
Equalization Accounting
The FUND may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals the FUND’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits the FUND to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the FUND’s total returns, it may reduce the amount that the FUND would otherwise distribute to continuing shareholders by reducing the effect of redemptions of FUND shares on FUND distributions to shareholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by the FUND, and thus the FUND’s use of these methods may be subject to IRS scrutiny.
Capital Loss Carry-Forwards
For net capital losses realized in taxable years beginning before January 1, 2011, the FUND is permitted to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, the FUND is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of the FUND’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the FUND’s next taxable year and the excess of the FUND’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the FUND’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not U.S. federal income tax, regardless of whether it is distributed to shareholders. Accordingly, the FUND does not expect to distribute any such offsetting capital gain. The FUND cannot carry back or carry forward any net operating losses.
As of September 30, 2019, the FUND did not have any tax basis capital loss carryovers to offset future capital gains.
If the FUND engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The FUND has engaged in reorganizations in the past and/or may engage in reorganizations in the future.
Excise Tax
If the FUND fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the FUND will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, the FUND will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. The FUND generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that the FUND will not be subject to the excise tax. Moreover, the FUND reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a FUND is determined to be de minimis).
Taxation of Investments
In general, realized gains or losses on the sale of securities held by the FUND will be treated as capital gains or losses, and long-term capital gains or losses if the FUND has held the disposed securities for more than one year at the time of disposition.
If the FUND purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the FUND generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the FUND may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if the FUND purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the FUND generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the FUND may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. The FUND generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the FUND. Cash to pay such distributions may be obtained from sales proceeds of securities held by the FUND which the FUND otherwise might have continued to hold; obtaining such cash might be disadvantageous for the FUND.

If the FUND invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the FUND. U.S. federal income tax rules are not entirely clear about issues such as when the FUND may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the FUND when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If an option granted by the FUND is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the FUND of the option from its holder, the FUND will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the FUND in the closing transaction. Some capital losses realized by the FUND in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by the FUND pursuant to the exercise of a covered call option granted by it, the FUND generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the FUND pursuant to the exercise of a put option granted by it, the FUND generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by the FUND will be deemed “Section 1256 contracts.” The FUND will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require the FUND to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the FUND to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.
Foreign currency gains and losses realized by the FUND in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the FUND’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to the FUND’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the FUND to satisfy the 90% income test described above. If the net foreign currency loss exceeds the FUND’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the FUND or its shareholders in future years.
Offsetting positions held by the FUND involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If the FUND is treated as entering into a “straddle” and at least one (but not all) of the FUND’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” The FUND may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to the FUND may differ. Generally, to the extent the straddle rules apply to positions established by the FUND, losses realized by the FUND may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the FUND may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where the FUND had not engaged in such transactions.
If the FUND enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the FUND will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when the FUND enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon the FUND’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a FUND’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the FUND’s taxable year and the FUND holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain the FUND may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the FUND would have had if the FUND directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
In addition, the FUND’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the FUND, defer losses to the FUND, cause adjustments to the holding periods of the FUND’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while the FUND intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the FUND as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for the FUND to qualify as a RIC may limit the extent to which the FUND will be able to engage in derivatives transactions.
The FUND may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require the FUND to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the FUND may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The FUND’s investments in REIT equity securities may at other times result in the FUND’s receipt of cash in excess of the REIT’s earnings if the FUND distributes these amounts, these distributions could constitute a return of capital to FUND shareholders for U.S. federal income tax purposes. Dividends received by the FUND from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
The FUND may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, the FUND must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in the FUND, then the FUND will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, the FUND may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the FUND. The FUND may or may not make such an election will be made.
Passive foreign investment companies (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If the FUND acquires any equity interest in a PFIC, the FUND could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the FUND is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.
The FUND will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the FUND to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The FUND may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, the FUND may incur the tax and interest charges described above in some instances. Dividends paid by the FUND attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.
If the FUND owns 10% or more of the stock of a controlled foreign corporation (a “CFC”), such corporation will not be treated as a PFIC with respect to the FUND. In general, the FUND may be required to recognize dividends from a CFC before actually receiving any dividends. As a result of the foregoing, the FUND may be required to recognize income sooner than it otherwise would.
In addition to the investments described above, prospective shareholders should be aware that other investments made by the FUND may involve complex tax rules that may result in income or gain recognition by the FUND without corresponding current cash receipts. Although the FUND seeks to avoid significant non-cash income, such non-cash income could be recognized by the FUND, in which case the FUND may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the FUND could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions
Distributions paid out of the FUND’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the FUND, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on the FUND’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the FUND’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the FUND’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, the FUND’s earnings and profits, described above, are determined at the end of the FUND’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of the FUND’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s FUND shares and then as capital gain. The FUND may make distributions in excess of its earnings and profits, from time to time.
For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that the FUND owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by the FUND as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the FUND’s net capital gain for the taxable year), regardless of how long a shareholder has held FUND shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. The FUND will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the FUND’s taxable year.
Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. The FUND must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.
Some states will not tax distributions made to individual shareholders that are attributable to interest the FUND earned on direct obligations of the U.S. government if the FUND meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of FUND Shares
If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s FUND shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such FUND shares for more than one year at the time of the sale or exchange, and short-term otherwise.
If a shareholder sells or exchanges FUND shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the FUND or a different RIC, the sales charge previously incurred in acquiring the FUND’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of FUND shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a capital gain dividend with respect to a FUND share and such FUND share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that FUND share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.
Corporate Shareholders
Subject to limitation and other rules, a corporate shareholder of the FUND may be eligible for the FATCA deduction on FUND distributions attributable to dividends received by the FUND from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a FUND attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the FUND is urged to consult their own tax advisers and financial planners.
U.S. Federal Income Tax Rates
Noncorporate FUND shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.
In general, “qualified dividend income” realized by noncorporate FUND shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of the FUND’s income is attributable to qualified dividend income, then only the portion of the FUND’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the FUND from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of FUND distributions as qualified dividend income are complex, including the holding period requirements. Individual FUND shareholders therefore are urged to consult their own tax advisers and financial planners.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from the FUND may qualify for the “dividends-received deduction” applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.
In addition, a noncorporate FUND shareholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding FUND and taxable gain on the disposition of FUND shares if the shareholder meets a taxable income test.
Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of FUND shares received by FUND shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The FUND will not pay any additional amounts in respect to any amounts withheld.
Backup Withholding
The FUND is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 24% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to the FUND shareholder if (i) the shareholder fails to furnish the FUND with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the FUND that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the FUND under certain circumstances.

Foreign Shareholders
For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, distributions made to foreign shareholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.
Under legislation that has been available from time to time, the FUND could report in writing to its shareholders certain distributions made to foreign shareholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the FUND makes appropriate designations to pay such “exempt” distributions. Even if the FUND realizes income from such sources, no assurance can be made the FUND would meet such requirements or make such designations. Where FUND shares are held through an intermediary, even if the FUND makes the appropriate designation, the intermediary may withhold U.S. federal income tax.
Capital gains dividends and gains recognized by a foreign shareholder on the redemption of FUND shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.
Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, FUND shares paid to certain foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in the FUND.
Before investing in the FUND’s shares, a prospective foreign shareholder should consult with its own tax advisors, including whether the shareholder’s investment can qualify for benefits under an applicable income tax treaty.
Tax-Deferred Plans
Shares of the FUND may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding FUND shares through such plans and/or accounts.
Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the FUND.
Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the FUND has state or local governments or other tax-exempt organizations as shareholders.
Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.
Tax Shelter Reporting Regulations
Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to FUND shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Cost Basis Reporting
In general, the FUND must report “cost basis” information to its shareholders and the IRS for redemptions of “covered shares.” FUND shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, FUND shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. FUND shareholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.
Recently Enacted Tax Legislation
Under recently enacted tax legislation, the FUND may be required to recognize income sooner than it otherwise would (as described above), which also may result in a change in its methods of tax accounting The full effects of this tax legislation are not certain. Prospective shareholders should recognize that the present U.S. federal income tax treatment of the FUND and their shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding FUND shares.
The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the FUND. FUND investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the FUND.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Brad A. Kinder, CPA, 815 Parker Square, Flower Mound, Texas, 75028, serves as the independent registered public accounting firm for the FUND.
CAPITAL STRUCTURE
The Corporation’s Articles of Incorporation permit the Board to issue 30,000,000 shares of Common Stock, $1.00 par value. The Common Stock is divisible into an unlimited number of “series,” each of which is a separate mutual fund. Each share of a FUND represents an equal proportionate interest in that FUND. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Board out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board. The shares are redeemable and are transferable. All shares issued and sold by the FUND will be fully paid and non-assessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares.
SHAREHOLDER MEETINGS
The Texas Business Corporation Act permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its By-Laws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.
The Corporation’s By-Laws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders duly called and held at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.
Upon the written request of the holders of shares entitled to vote not less than 10% of the FUND’s outstanding shares, the secretary of the Corporation (the “Secretary”) shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Secretary in writing, stating that they wish to communicate with other shareholders with a view of obtaining signatures to a request for a meeting of shareholders and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.
If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.
After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

DESCRIPTION OF BOND RATINGS
RATINGS DEFINITIONS
Short-Term Issue Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
“NR” – Is assigned to an unrated issuer.
Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may not be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.
“NR” – Is assigned to an unrated issue of a rated issuer.
The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
“NR” – This indicates that a rating has not been assigned, or is no longer assigned.
Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
“NR” – Is assigned to unrated obligations.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.
“NR” – Is assigned to an unrated issue of a rated issuer.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
“NR” – Is assigned to an unrated obligation.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
DBRS uses rating symbols as a concise method of expressing its opinion to the market, but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.